Filed pursuant to Rule 497(a)

Registration No. 333-283477

Rule 482ad

Issuer (Ticker)	Morgan Stanley Direct Lending Fund (MSDL)

Ranking	Sr Unsecured Note

Ratings*	Moody’s (Exp): Baa3/Stable Fitch (Exp): BBB-/Stable Kroll (Exp): BBB/Stable

Format	SEC Registered

Announced Size	$350mm

IPTs	T+245 area

Tenor	5 Year

Maturity Date	July 15, 2031

Coupon Type	Fixed

Settlement**	T+7 (July 9, 2026)

Optional Redemption	Make Whole Call Par Call: 1 month prior to maturity

Change of Control	Yes, 100% (See Red)

Book Runners	Active: TSI (B&D), BNPP, MUFG, RBC, SMBC

Use of Proceeds	Repay indebtedness

Sale into Canada	Yes—Exemption

CUSIP	61774A AH6

ISIN	US61774AAH68

Denominations	2,000 x 1,000

Timing	Today’s Business

—Disclaimers—

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**

Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the business day before the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in seven business days (T+7), to specify alternative settlement arrangements to prevent a failed settlement.

The issuer has filed a shelf registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (SEC). Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC and incorporated by reference into the prospectus or preliminary prospectus supplement for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and prospectus if you request it from Truist Securities, Inc. at 1-800-685-4786, BNP Paribas Securities Corp. at 1-800-854-5674, MUFG Securities Americas Inc. at 1-877-649-6848, RBC Capital Markets, LLC at 1-866-375-6829, SMBC Nikko Securities America, Inc. at 1-888-868-6856.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.